Exhibit 24




                        POWER OF ATTORNEY



          I, David E. Bosher, do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, Jr. and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended
June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 25th day of July, 1994.

                              /s/ David E. Bosher         (SEAL)

                        POWER OF ATTORNEY



          I, Robert I. Dalton, Jr., do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 25th day of July, 1994.

                                /s/ Robert I. Dalton, Jr.  (SEAL)

                        POWER OF ATTORNEY



          I, Bruce V. Thomas, do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, Jr. and David E. Bosher, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended
June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 22nd day of July, 1994.

                                /s/ Bruce V. Thomas       (SEAL)

                        POWER OF ATTORNEY



          I, Lee P. Dudley, do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 31st day of August, 1994.

                               /s/ Lee P. Dudley       (SEAL)

                        POWER OF ATTORNEY



          I, Price H. Gwynn, III, do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 21st day of July, 1994.

                                 /s/ Price H. Gwynn, III   (SEAL)

                        POWER OF ATTORNEY



          I, Frank G. Louthan, Jr., do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 23rd day of July, 1994.

                              /s/ Frank G. Louthan, Jr.   (SEAL)

                        POWER OF ATTORNEY



          I, John D. Munford, II, do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 25th day of July, 1994.

                               /s/ John D. Munford, II     (SEAL)

                        POWER OF ATTORNEY



          I, John C. Purnell, Jr., do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 26th day of July, 1994.

                               /s/ John C. Purnell, Jr. (SEAL)

                        POWER OF ATTORNEY



          I, Russell M. Robinson, II, do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 22nd day of July, 1994.

                              /s/ Russell M. Robinson, II (SEAL)

                        POWER OF ATTORNEY



          I, Wallace Stettinius, do hereby constitute and appoint
C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended
June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 20th day of July, 1994.

                              /s/ Wallace Stettinius       (SEAL)

                        POWER OF ATTORNEY



          I, Bruce A. Walker, do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 7th day of July, 1994.

                              /s/ Bruce A. Walker           (SEAL)

                        POWER OF ATTORNEY



          I, John W. Rosenblum, do hereby constitute and appoint Wallace Stettinius, C. Stephenson Gillispie, Jr., David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 25th day of July, 1994.

                               /s/ John W. Rosenblum       (SEAL)

                        POWER OF ATTORNEY



          I, C. Stephenson Gillispie, Jr., do hereby constitute and appoint Wallace Stettinius, David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended
June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 23rd day of July, 1994.

                         /s/ C. Stephenson Gillispie, Jr. (SEAL)

                        POWER OF ATTORNEY



          I, Michael Dinkins, do hereby constitute and appoint Wallace Stettinius, David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended
June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 21st day of July, 1994.

                         /s/ Michael Dinkins               (SEAL)

                        POWER OF ATTORNEY



          I, John H. Phillips, do hereby constitute and appoint Wallace Stettinius, David E. Bosher and Bruce V. Thomas, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended
June 30, 1994, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

          I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

          WITNESS the execution hereof this 15th day of August, 1994.

                           /s/ John H. Phillips            (SEAL)